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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 11, 2003

                              THE GILLETTE COMPANY
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                      1-922                04-1366970
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(STATE OR OTHER JURISDICTION OF      (COMMISSION           (IRS EMPLOYER
         INCORPORATION)              FILE NUMBER)        IDENTIFICATION NO.)

             PRUDENTIAL TOWER BUILDING, BOSTON, MASSACHUSETTS 02199
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 421-7000

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ITEM 5.           OTHER EVENTS

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of The Gillette Company previously filed with the Securities and Exchange Commission (File No. 333-101112), which Registration Statement was declared effective by the Commission on November 15, 2002, The Gillette Company is filing a Fifth Supplemental Indenture, dated as of March 11, 2003, by and between The Gillette Company and Bank One, N.A., as trustee, supplementing the Indenture, dated as of April 11, 2002, as Exhibit 4.3 to such Registration Statement; a 2.875% Senior Note due 2008 issued by The Gillette Company as Exhibit 4.4 to such Registration Statement; an opinion of Ropes & Gray regarding the validity of such Notes, as Exhibit 5.2 to such Registration Statement, and the consent of Ropes & Gray to the filing of its opinion, which consent is included in Exhibit 5.2; and the consent of KPMG LLP to the use of their report dated February 13, 2003, as Exhibit 23.3 to such Registration Statement.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(C)      EXHIBITS:

         4.3. Fifth Supplemental Indenture, dated as of March 11, 2003, by and between The Gillette Company and Bank One, N.A.

         4.4.     2.875% Senior Note due 2008

         5.2.     Opinion of Ropes & Gray

         23.3     Consent of KPMG LLP

         23.4. Consent of Ropes & Gray (included in the opinion filed herewith as Exhibit 5.2)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GILLETTE COMPANY

Date: March 11, 2003                    By: /s/ Gail F. Sullivan
                                            -----------------------------------
                                            Name:  Gail F. Sullivan
                                            Title: Vice President and Treasurer

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                            EXHIBIT INDEX

The following designated exhibits are filed herewith:

4.3. Fifth Supplemental Indenture, dated as of March 11, 2003, by and between The Gillette Company and Bank One, N.A.

4.4.     2.875% Senior Note due 2008

5.2.     Opinion of Ropes & Gray

23.3     Consent of KPMG LLP

23.4. Consent of Ropes & Gray (included in the opinion filed herewith as Exhibit 5.2)